       LEGG MASON
       GLOBAL TRUST, INC.
       -------------------------------------------------------------------------
       INTERNATIONAL EQUITY TRUST
       EUROPE FUND

                 ---------------------------------------------------------------
                                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                      June 30, 2002
                                      Institutional Class

                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust, Inc.'s semi-annual report for the Institutional Class of International Equity Trust and Europe Fund, for the six months ended June 30, 2002.

  The following table summarizes key statistics for each Fund, as of June 30, 2002:

                                          Total Return(A)
                                   -----------------------------
                                   6 Months            12 Months
                                   --------            ---------
International Equity Trust
  Institutional Class               +1.60%               -5.63%

Europe Fund
  Institutional Class              -10.63%              -18.59%

  Beginning on the next page, the portfolio managers responsible for the Funds' portfolios discuss results for the first half of 2002 and the investment outlook. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                          Sincerely,

                                          /s/ MARK R. FETTING

                                          Mark R. Fetting
                                          President

July 30, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

Portfolio Managers' Comments

International Equity Trust

Performance

  For the six months ended June 30, 2002, the International Equity Trust Institutional Class return was +1.60%, compared with -1.62% for the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index.(A)

  The primary focus of the Fund is stock selection across international regions and sectors. During the year, the Fund had positive stock selection relative to the EAFE Index in most sectors, particularly in Europe and the U.K. Portfolio performance in Europe was aided most notably by selection within the banks sector through investments in Irish banks. In the U.K., selection was most positive in the consumer discretionary sector, where stocks in the building sector outperformed significantly.

  Relative to the EAFE Index, region and sector weights (the secondary focus of the Fund) had a neutral impact on the Fund for the six-month period. Decisions for sector weights in the U.K. added to performance, particularly the overweight in consumer staples and underweight in telecoms.

  The Fund's underweight in Japan did not help performance. Seen by some investors as the beneficiary of a global recovery, Japan rose 8.1% over the period and outperformed the EAFE Index, while Europe and the U.K.
underperformed. Japan rose to a neutral rating within our region analysis during the second quarter as earnings expectations improved relative to Europe and the U.K.

Market Commentary

  The key driver for equity markets toward the end of the six-month period was currency, as the dollar declined faster than anticipated. The EAFE Index significantly outperformed the S&P 500 Index return of -13.16% for the period.

  With relatively stable interest rates and flat economic growth in the EAFE markets, well-managed companies are showing signs of improvement, although the news is still dominated by companies stumbling to unwind the excesses of prior years, most notably those in the technology and telecommunications sectors.

  Although economic data improved for Europe and the European Central Bank ("ECB") left interest rates on hold, Europe was caught in the downdraft from the U.S. The weakening of the dollar helped the returns to U.S. investors. The euro was a prime beneficiary and the Europe ex-U.K. component of the EAFE fell 4.6%. The trend in earnings revisions accelerated downward due to the currency appreciation. In particular, the technology and telecommunications sectors continued to receive a buffeting as sentiment plummeted. Within our region model, these earnings revisions are diluting the attractiveness of Europe, currently ranked as neutral.

  Despite relatively low interest rates and a buoyant consumer, the U.K. market underperformed the other major regions at -7.1%. Large-capitalization stocks in the telecommunications, technology and health care sectors dragged the Index down. The U.K. market is attractive on our region model. As in the U.S., the U.K. housing market is still very strong. Inflation remains low, below 2%, relatively close to that of Europe. In recent years, economic measures for the U.K. have closely tracked the European market as trade has increased between the two regions.

  The economy and market continue to improve from a low base and at a modest pace. Like the U.S. at the moment, it is important to differentiate between the economy and corporate health. The economy in Japan has improved, but GDP is still expected to be negative in 2002. Japan has been the best-performing major market year-to-date, partly helped by the yen.

  Expectations have gotten ahead of themselves in the short term. Following a 42% decline in non-financial company profits in fiscal 2001 (to March 2002), the companies are forecasting a 70% recovery to March 2003. These forecasts are clearly optimistic, given the ambitious sales targets and restructuring efforts -- an unlikely combination -- and strong yen. However, a 30% bounce is feasible, and while the P/E on this basis is 38x, it is lower than its recent history and should be seen in the context of near-zero interest rates. More importantly, valuations on price-to-book are lower than any major market and price-to-cash flow is at the international average, but below the U.S.

---------------

(A) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio.

  While some risks afflicting Japan are now shared globally (e.g., deflation), the other risks still confronting the country are government debt and the banking sector. At 140% of GDP, the fiscal deficit is higher than any major economy has seen and explains the downgrades by the credit rating agencies. Japan can defer the problem but in the next few years the need to reduce the debt will affect more than Japan, as the country has financed a considerable element of global growth. On the micro level, the weakness in the banking system is slowly being addressed but further crises are capable of destabilizing the market in the short term.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and industry sector.

  Looking ahead, worldwide fiscal and monetary policy is generally accommodating and should provide support in a volatile environment. While analysts are downgrading 2002 earnings, partly due to accounting concerns, the tenor for 2003 has improved slightly. Caution continues to prevail, however, given events of the last two years and the speed of the global recovery.

  We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

  The Fund, oriented towards fundamental measures of both value and growth, was attractively valued compared with the EAFE benchmark with a lower forward P/E, 13.7x compared with 16.7x, and a more attractive growth-to-P/E ratio, 1.1x compared with 1.0x.

                                          Batterymarch Financial Management,
                                          Inc.

August 1, 2002

              ---------------------------------------------------

Europe Fund

  The first half of 2002 was a turbulent time for equity markets. In capital terms, the Morgan Stanley Capital International ("MSCI") Europe Index(A) declined by 4.6%, but this masked a hugely volatile period. Equity markets were stunned by yet another accounting scandal, this time at WorldCom and involving the misappropriation of several billion dollars, which shattered an already fragile confidence in financial markets and the reporting systems designed to ensure corporate transparency. This exacerbated long-standing concerns over the pace of economic recovery, high levels of indebtedness and the apparent failure of improving macro-economic conditions to feed through into corporate profits. In addition, conditions in Brazil deteriorated, the currency collapsed and debt spreads widened, which had a knock-on effect on companies exposed to Latin America and on the Spanish market in particular, due to its links with the region. If all this wasn't enough, the dollar saw a rapid slide against the yen and the euro, as the reversal of investment flows into the U.S., coupled with the uncertainty over the pace of recovery, weighed on the currency. In addition, the U.S. current account deficit, presently nudging 5% of GDP, was generally held to be supportive because of the superior returns generated by U.S. assets, which attracted foreign capital flows. Now that foreigners have lost the inclination to participate, capital flows have slowed, leading to a weaker currency. For the European Central Bank ("ECB"), however, the rise in the euro has probably bought some time in terms of raising rates, given that core inflation remains stubbornly above target and with money supply growth also a concern. Against this backdrop, a weak month of June brought to a close a miserable half year.

  It was originally believed that improving confidence on the outlook for a global economic recovery would ultimately translate into improved corporate earnings. This has not yet occurred. Quarterly earnings data have failed to demonstrate a convincing pattern of recovery, while the serial underachievement of many leading big-caps in

---------------
(A) A broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries.

both the U.S. and Europe has severely dented confidence. Corporate earnings momentum nevertheless remains positive in most regions, with the ratio of analyst upgrades to downgrades continuing to suggest a more positive trend in the forward-looking data.

  In Europe, there is evidence that economic growth could gather increasing momentum as the year progresses. A healthy rise in French first quarter GDP came after improving business sentiment figures in Italy and Germany and continued robust consumer and housing figures in the U.K. However, it is difficult to interpret what reaction, if any, the recent stock market falls may have on consumer and business confidence both in Europe and overseas, and we shall only really be able to gauge this once we are well into the third quarter.

  Although the evidence of general economic recovery remains intact, there were further high profile corporate shocks in the first half of the year which made European markets nervous. The main casualties were in the telecom equipment sector with both Nokia and Ericsson downgrading expectations for the rest of the year, with this negative news having a major impact on this and related sectors. A combination of debt problems, ratings downgrades, pricing pressures and lack of earnings visibility is likely to continue to weigh on telecom and technology stocks, and we will continue to remain underweight here for the time being. Although the telecom sector remains in the doldrums, there is selectively better news emanating from some of the retail banks and consumer-related stocks, where profitability remains reasonably robust. The Fund remains overweight in the consumer cyclical area, where stocks such as Adidas and Next continue to prosper. While we believe that the improving economic environment will eventually feed through into better corporate profitability, we expect that this will lead to a gradual pick-up rather than a dramatic rebound, and we have a cyclical bias to reflect this opinion. Stocks in this category would include Linde (the industrial gases company), Ferrovial (Spanish construction), and Accor (the hotel group). Earnings expectations in the defensive sectors remain high, and this is particularly the case with pharmaceuticals, where the industry is battling with pipeline and patent issues, with positive surprises in short supply. We are underweight here, preferring to concentrate on the health care and personal products sectors with investments in Reckitts (household products) and Gehe (the pharmaceutical wholesaler and retailer), where these worries do not exist and which trade on lower valuations for similar growth rates. We are also monitoring the recent share price declines in these defensive sectors, as again some opportunities are beginning to emerge.

  As we move into the second half of 2002, year-on-year comparisons become easier and therefore, we view this period with cautious optimism. While Europe is not immune from the accounting scandals to have hit the U.S., many of these factors are not so prominent here as some of these issues were tackled, for instance in the U.K., in the early 1990s. In addition, share option incentives are not as prevalent, so that their accounting treatment is not so significant. In conclusion, the dramatic equity price falls which we have recently witnessed are beginning to throw up real long-term opportunities, as the market, at least in the short term, fails to discriminate. Clearly, sentiment is nervous right now, but fundamentals will improve and for this reason the Fund is positioned to benefit from the moderate economic recovery that we anticipate will occur.

                                          Lombard Odier International Portfolio
                                          Management

July 25, 2002

Performance Information

Legg Mason Global Trust, Inc.

Total Returns for One Year and Life of Class, as of June 30, 2002

  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to its shareholders.

  The Funds' total returns as of June 30, 2002, were as follows:

                             International
                                Equity        Europe
                                 Trust         Fund
-----------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                     -5.63%      -18.59%
    Life of Class(A)             -6.59%       -1.44%
Cumulative Total Return
  Institutional Class:
    One Year                     -5.63%      -18.59%
    Life of Class(A)            -24.66%       -6.82%
-----------------------------------------------------

(A) Institutional Class inception dates are:
    International Equity Trust -- May 5, 1998
    Europe Fund -- August 21, 1997

Industry Diversification

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)

International Equity Trust
                                    % OF NET
                                     ASSETS     VALUE
-------------------------------------------------------
                                                (000)
Auto Components                        2.3%    $  2,289
Automobiles                            6.2        6,294
Banks                                 16.5       16,679
Beverages                              1.4        1,458
Chemicals                              0.9          862
Commercial Services & Supplies         0.4          415
Communications Equipment               0.5          504
Construction & Engineering             2.8        2,803
Construction Materials                 0.4          436
Containers & Packaging                 0.4          367
Distributors                           0.3          264
Diversified Financials                 3.4        3,434
Diversified Telecommunications         1.9        1,934
Electric Utilities                     3.8        3,895
Electronic Equipment & Instruments     1.2        1,222
Food & Drug Retailing                  3.0        3,054
Food Products                          5.7        5,773
Gas Utilities                          1.3        1,268
Health Care Equipment                  2.0        2,045
Health Care Providers & Services       1.5        1,475
Hotels, Restaurants & Leisure          0.5          485
Household Durables                     3.4        3,460
Industrial Conglomerates               0.4          450
Insurance                              2.0        1,987
Internet Software & Services           0.7          755


                                    % OF NET
                                     ASSETS     VALUE
-------------------------------------------------------
                                                (000)
Leisure Equipment & Products           1.4%    $  1,445
Machinery                              0.7          662
Marine                                 1.0        1,021
Media                                  0.4          455
Metals & Mining                        0.8          775
Multiline Retail                       0.7          677
Multi-Utilities                        0.2          220
Office Electronics                     0.9          907
Oil & Gas                              7.8        7,889
Paper & Forest Products                1.8        1,799
Pharmaceuticals                        7.4        7,546
Real Estate                            1.3        1,314
Road & Rail                            0.4          397
Semiconductor Equipment & Products     2.7        2,758
Software                               0.8          824
Specialty Retail                       1.1        1,139
Tobacco                                1.3        1,371
Trading Companies & Distributors       0.7          729
Transportation Infrastructure          0.4          424
Water Utilities                        0.5          514
Wireless Telecommunication
  Services                             2.2        2,274
Short-Term Investments                 1.6        1,621
                                     -----     --------
Total Investment Portfolio            99.0      100,369
Other Assets Less Liabilities          1.0          985
                                     -----     --------
NET ASSETS                           100.0%    $101,354
                                     =====     ========

Europe Fund
                                   % OF NET
                                    ASSETS     VALUE
-----------------------------------------------------
                                               (000)
Airlines                              1.3%    $   631
Automobiles                           5.2       2,663
Banks                                16.5       8,363
Capital Goods                         4.5       2,300
Commercial Services & Supplies        0.3         169
Consumer Durables & Appliances        4.6       2,323
Diversified Financials                3.1       1,548
Energy                               11.6       5,860
Engineering Services                  1.6         799
Food & Drug Retailing                 6.5       3,279
Food, Beverage & Tobacco              1.4         729
Health Care Equipment                 1.7         848
Hotels, Restaurants & Leisure         2.4       1,210
Household Goods & Textiles            0.8         390
Insurance                             3.3       1,685
Materials                             2.6       1,328
Media                                 3.2       1,599
Pharmaceuticals                       6.0       3,029
Real Estate                           1.4         721
Specialty Retail                      1.7         863
Technology Hardware & Equipment       2.8       1,428
Telecommunications                    4.6       2,328
Utilities                             1.4         779
Venture Capital                       1.0         529
                                    -----     -------
Total Investment Portfolio           89.5      45,401
Other Assets Less Liabilities        10.5       5,335
                                    -----     -------
NET ASSETS                          100.0%    $50,736
                                    =====     =======

Statement of Net Assets

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

International Equity Trust

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.4%

Australia -- 1.5%
  Australia & New Zealand Banking Group Limited                     73                     $    797
  National Australia Bank Limited                                   34                          687
                                                                                           --------
                                                                                              1,484
                                                                                           --------
Belgium -- 0.5%
  Solvay SA                                                          8                          546
                                                                                           --------
Canada -- 0.6%
  Bank of Nova Scotia                                               10                          323
  Sun Life Financial Services of Canada Inc.                        15                          314
                                                                                           --------
                                                                                                637
                                                                                           --------
China -- 1.3%
  AsiaInfo Holdings, Inc.                                           51                          669(A)
  People's Food Holdings Limited                                   156                          112
  UTStarcom, Inc.                                                   25                          504(A)
                                                                                           --------
                                                                                              1,285
                                                                                           --------
Denmark -- 0.6%
  Coloplast A/S                                                      7                          599
                                                                                           --------
Finland -- 2.0%
  Huhtamaki Oyj                                                      8                          367
  Instrumentarium Corporation                                       39                          972
  UPM-Kymmene Oyj                                                   17                          668
                                                                                           --------
                                                                                              2,007
                                                                                           --------
France -- 7.9%
  Aventis SA                                                         6                          445
  BNP Paribas SA                                                    20                        1,104(A)
  CNP Assurances                                                    15                          618
  Compagnie Generale des Etablissements Michelin                    10                          412
  PSA Peugeot Citroen                                               20                        1,017(A)
  Sanofi-Synthelabo SA                                              14                          820
  SEB SA                                                             5                          413
  Societe Generale                                                   8                          513
  STMicroelectronics N.V.                                           29                          714
  STMicroelectronics N.V. - ADR                                     15                          355
  TotalFinaElf SA                                                    9                        1,395
  Vivendi Universal SA                                               9                          188
                                                                                           --------
                                                                                              7,994
                                                                                           --------
Germany -- 6.5%
  Allianz AG                                                         1                          201
  Altana AG                                                         18                          972
  Bayerische Motoren Werke (BMW) AG                                 15                          592
  DaimlerChrysler AG                                                27                        1,301

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Germany -- Continued
  Deutsche Bank AG                                                   5                     $    316
  E. ON AG                                                          19                        1,080
  Gehe AG                                                           17                          705
  Infineon Technologies AG                                          21                          330(A)
  SAP AG                                                             6                          587
  ThyssenKrupp AG                                                   31                          468
                                                                                           --------
                                                                                              6,552
                                                                                           --------
Greece -- 0.5%
  Public Power Corporation (PPC)                                    38                          546
                                                                                           --------
Hong Kong -- 3.0%
  Cheung Kong (Holdings) Limited                                    46                          383
  China Mobile (Hong Kong) Limited                                 182                          538(A)
  Global Bio-chem Technology Group Company Limited                 756                          284
  Hong Kong Exchanges & Clearing Limited                           524                          863
  Hutchison Whampoa Limited                                         60                          450
  Star Cruises Limited                                           1,182                          485(A)
                                                                                           --------
                                                                                              3,003
                                                                                           --------
Ireland -- 2.9%
  Allied Irish Banks plc                                            74                          968
  Anglo Irish Bank Corporation plc                                 242                        1,555(A)
  Irish Life & Permanent plc                                        30                          433
                                                                                           --------
                                                                                              2,956
                                                                                           --------
Italy -- 3.9%
  Banca Popolare di Bergamo-Credito Varesino Scrl                   37                          729
  Beni Stabili S.p.A.                                            1,203                          668
  ENI S.p.A.                                                        75                        1,196
  Merloni Elettrodomestici S.p.A                                    26                          284
  Milano Assicurazioni S.p.A                                       156                          420
  Recordati S.p.A                                                   26                          705
                                                                                           --------
                                                                                              4,002
                                                                                           --------
Japan -- 19.7%
  ACOM., LTD.                                                        6                          383
  AIFUL CORPORATION                                                  4                          262
  ALPS ELECTRIC CO., LTD.                                           19                          240
  ASAHI BREWERIES, LTD.                                             33                          276
  BRIDGESTONE CORPORATION                                           12                          165
  CANON, INC.                                                       24                          907
  Chubu Electric Power Company, Incorporated                        22                          379
  DAI NIPPON PRINTING CO., LTD.                                      4                           53
  DAITO TRUST CONSTRUCTION CO., LTD.                                29                          536
  Daiwa House Industry Co., Ltd.                                     1                            5
  East Japan Railway Company                                      0.01                           66
  Eisai Co., Ltd.                                                   29                          745
  Fuji Photo Film Co., Ltd.                                         20                          652

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Japan -- Continued
  FUJITEC CO., LTD.                                                 41                     $    202
  Heiwa Corporation                                                0.2                            3
  Hitachi Kokusai Electric Inc.                                     46                          209
  HONDA MOTOR CO., LTD.                                             18                          730
  JOINT CORPORATION                                                0.1                            1
  Kawasaki Steel Corporation                                       236                          307(A)
  KEIHIN CORPORATION                                                25                          261
  KONICA CORPORATION                                                38                          246
  KURODA ELECTRIC CO., LTD.                                         12                          264
  KYOWA EXEO CORPORATION                                            41                          195
  Kyushu Electric Power Company, Incorporated                       12                          179
  LAWSON, INC.                                                       1                           15
  MEITEC CORPORATION                                                10                          330
  MINEBEA CO., LTD.                                                 10                           59
  Mitsubishi Corporation                                            30                          217
  MITSUBISHI MOTORS CORPORATION                                     98                          260(A)
  Mitsui O.S.K. Lines, Ltd.                                        127                          267
  NHK SPRING CO., LTD.                                             112                          342
  Nichiei Co., Ltd.                                                 49                          300
  NIFCO INC.                                                        18                          179
  Nintendo Co., Ltd.                                                 2                          236
  NIPPON CHEMI-CON CORPORATION                                      60                          258(A)
  Nippon Electric Glass Co., Ltd.                                   20                          196
  NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)                0.06                          247
  Nippon Television Network Corp.                                    1                          268
  Nippon Yusen Kabushiki Kaisha                                     96                          331
  NIPRO CORPORATION                                                 29                          474
  NTT DoCoMo, Inc.                                                0.08                          194
  SAMMY CORPORATION                                                 10                          330
  SANKYO CO., LTD.                                                   9                          214
  SANYO SHINPAN FINANCE CO., LTD.                                    3                           72
  SHOHKOH FUND & CO., LTD.                                           5                          564
  SHOWA CORPORATION                                                 36                          300
  SHOWA SHELL SEKIYU K.K.                                           46                          267
  SONY CORPORATION                                                   2                           84
  SUMITOMO HEAVY INDUSTRIES, LTD.                                  104                          112(A)
  Sumitomo Osaka Cement Co., Ltd.                                  173                          257
  Takeda Chemical Industries, Ltd.                                  14                          614
  TAKEFUJI CORPORATION                                               6                          403
  TANABE SEIYAKU CO., LTD.                                          52                          456
  The Chugoku Electric Power Company, Incorporated                  42                          584
  The Tokyo Electric Power Company, Incorporated                    29                          592
  The Yokohama Rubber Company Limited                              144                          354
  TOPPAN PRINTING CO., LTD.                                         16                          166
  Toyo Suisan Kaisha, LTD.                                          23                          216
  TOYODA GOSEI CO., LTD.                                            22                          275

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Japan -- Continued
  Toyota Motor Corporation                                          74                     $  1,969
  TSUBAKIMOTO CHAIN CO.                                             97                          290
  Yamaha Motor Co., Ltd.                                            58                          427
                                                                                           --------
                                                                                             19,985
                                                                                           --------
Netherlands -- 6.0%
  ABN AMRO Holding N.V.                                             12                          225(A)
  ASM International N.V.                                             8                          143(A)
  ASM International N.V. - ADR                                       7                          121(A)
  CSM NV - Coupon                                                   35                          831
  ING Groep N.V.                                                    19                          489
  Koninklijke Ahold N.V.                                            10                          210
  Koninklijke (Royal) KPN N.V.                                      50                          232(A)
  Koninklijke (Royal) Philips Electronics N.V.                      19                          516(A)
  Koninklijke Vendex KBB N.V.                                       22                          269
  Royal Dutch Petroleum Company                                     24                        1,306(A)
  Royal Volker Wessels Stevin N.V.                                  13                          353
  Unilever N.V.                                                     22                        1,418(A)
                                                                                           --------
                                                                                              6,113
                                                                                           --------
Norway -- 1.7%
  DnB ASA                                                          160                          867
  Gjensidige NOR Sparebank                                          10                          369
  Norsk Hydro ASA                                                    9                          450
                                                                                           --------
                                                                                              1,686
                                                                                           --------
Portugal -- 0.8%
  Portugal Telecom, SGPS, S.A.                                     114                          803(A)
                                                                                           --------
Singapore -- 0.4%
  Neptune Orient Lines Limited                                     733                          423(A)
                                                                                           --------
South Africa -- 0.7%
  Woolworths Holdings Limited                                    1,600                          677
                                                                                           --------
South Korea -- 1.5%
  KT Corporation - ADR                                              16                          349
  Samsung Electronics                                                3                          856
  SK Telecom Co., Ltd.                                               2                          363
                                                                                           --------
                                                                                              1,568
                                                                                           --------
Spain -- 4.2%
  Aurea Concesionesde Infraestructuras del Estado S.A.              19                          424
  Banco Bilbao Vizcaya Argentaria, S.A.                             22                          243
  Enagas                                                            48                          303(A)
  Gas Natural SDG, S.A.                                             50                          965(A)
  Grupo Dragados, S.A.                                              44                          778

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Spain -- Continued
  Grupo Ferrovial, S.A.                                             27                     $    729
  Inmobiliaria Colonial, S.A.                                       19                          262
  Red Electrica de Espana                                           49                          534
                                                                                           --------
                                                                                              4,238
                                                                                           --------
Sweden -- 2.4%
  Axfood AB                                                         14                          236
  Electrolux AB                                                     24                          481
  Holmen AB                                                         17                          442
  Svenska Cellulosa AB (SCA)                                        19                          689
  Swedish Match AB                                                  71                          585
                                                                                           --------
                                                                                              2,433
                                                                                           --------
Switzerland -- 5.1%
  Nestle SA                                                          9                        2,012(A)
  Novartis AG                                                       50                        2,177(A)
  Roche Holdings AG                                                  8                          611(A)
  UBS AG                                                             8                          392(A)
                                                                                           --------
                                                                                              5,192
                                                                                           --------
Taiwan -- 0.3%
  ASE Test Limited                                                  25                          238(A)
  GigaMedia Ltd.                                                    95                           86(A)
                                                                                           --------
                                                                                                324
                                                                                           --------
United Kingdom -- 23.4%
  Alliance Unichem plc                                              81                          769
  Amvescap plc                                                      12                           98
  Arriva plc                                                        66                          332
  Barclays plc                                                     115                          968
  Barratt Developments plc                                          46                          295
  Boots Company plc                                                 99                          983
  BP Amoco plc                                                     316                        2,657
  BT Group plc                                                      79                          304(A)
  Dairy Crest Group plc                                             20                          152
  Diageo plc                                                        91                        1,182
  Electronics Boutique plc                                         150                          280(A)
  George Wimpey plc                                                 95                          389
  Hanson plc                                                        25                          179
  HBOS plc                                                          81                          879
  HSBC Holdings plc                                                167                        1,920
  Imperial Chemical Industries plc                                  65                          316
  Imperial Tobacco Group plc                                        48                          786
  iSOFT Group plc                                                   64                          237
  John Mowlem & Company plc                                         70                          213
  Lloyds TSB Group plc                                             151                        1,501
  New Look Group plc                                                73                          258
  Northern Foods plc                                                73                          197
  Northern Rock plc                                                 67                          700
  Persimmon plc                                                     67                          405

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
United Kingdom -- Continued
  Redrow plc                                                        75                     $    294
  Royal Bank of Scotland Group plc                                  57                        1,625
  Severn Trent plc                                                  47                          513
  Shell Transport & Trading Company plc                             82                          617
  Somerfield plc                                                   693                        1,246(A)
  Tate + Lyle plc                                                  103                          552
  Tesco plc                                                        100                          364
  The Berkeley Group plc                                            31                          343
  United Utilities plc                                              24                          220
  Vodafone Group plc                                               859                        1,179
  Westbury plc                                                      45                          230
  Wolseley plc                                                      51                          512
                                                                                           --------
                                                                                             23,695
                                                                                           --------
Total Common Stock and Equity Interests (Identified Cost -- $94,328)                         98,748
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.6%

Goldman, Sachs & Company
  1.96%, dated 6/28/02, to be repurchased at $811 on 7/1/02
  (Collateral: $798 Fannie Mae mortgage-backed securities,
  7%,
  due 4/1/32, value $830)                                         $811                          811
State Street Bank & Trust Company
  1.9%, dated 6/28/02, to be repurchased at $811 on 7/1/02
  (Collateral: $815 Freddie Mac notes, 3.4%, due 2/6/04,
  value $827)                                                      810                          810
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $1,621)                                       1,621
---------------------------------------------------------------------------------------------------
Total Investments -- 99.0% (Identified Cost -- $95,949)                                     100,369
Other Assets Less Liabilities -- 1.0%                                                           985
                                                                                           --------

NET ASSETS -- 100.0%                                                                       $101,354
                                                                                           ========


-----------------------------------------------------------------------------------------------


NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  10,865 Primary Class shares outstanding                                              $132,863
   31 Institutional Class shares outstanding                                                323
Undistributed net investment income/(loss)                                                  460
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                         (36,739)
Accumulated appreciation/(depreciation) of investments and
  foreign currency translations                                                           4,447
                                                                                       --------

NET ASSETS                                                                             $101,354
                                                                                       ========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                           $9.30
                                                                                          =====
  INSTITUTIONAL CLASS                                                                     $9.55
                                                                                          =====
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 88.5%

Denmark -- 1.1%
  Novo Nordisk A/S                                                17                       $    555
                                                                                           --------
Finland -- 1.0%
  Nokia Oyj                                                       35                            504
                                                                                           --------
France -- 24.3%
  Accor SA                                                        14                            547
  Autoroutes du Sud de la France (ASF)                            19                            504(A)
  Aventis SA                                                      21                          1,506
  BNP Paribas SA                                                  20                          1,099
  Carrefour SA                                                    18                            951
  Compagnie de Saint-Gobain                                       21                            950
  Orange SA                                                       91                            416(A)
  Sanofi-Synthelabo SA                                            14                            850
  Societe Television Francaise 1                                  17                            462
  STMicroelectronics N.V.                                         19                            465(A)
  TotalFinaElf S.A.                                               16                          2,592
  Unibail (Union du Credit-Bail Immobilier)                       12                            721(A)
  Vivendi Environnement                                           25                            779
  Vivendi Universal SA                                            23                            490
                                                                                           --------
                                                                                             12,332
                                                                                           --------
Germany -- 19.2%
  Adidas-Salomon AG                                                7                            575
  Allianz AG                                                       4                            881
  BASF AG                                                         20                            925
  DaimlerChrysler AG                                              29                          1,398(A)
  Deutsche Bank AG                                                15                          1,014
  Deutsche Lufthansa AG                                           44                            631(A)
  Gehe AG                                                         20                            848
  Infineon Technologies AG                                        29                            459(A)
  Linde AG                                                        16                            799(A)
  Muenchener Rueckversicherungs-Gesellschaft AG                    3                            804
  Schering AG                                                     11                            673
  Volkswagen AG                                                   16                            747(A)
                                                                                           --------
                                                                                              9,754
                                                                                           --------
Italy -- 1.3%
  Autogrill SpA                                                   57                            663
                                                                                           --------
Netherlands -- 6.7%
  ING Groep N.V.                                                  60                          1,548
  Koninklijke Ahold N.V.                                          26                            548
  Koninklijke (Royal) Philips Electronics N.V.                    47                          1,304
                                                                                           --------
                                                                                              3,400
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Spain -- 6.0%
  Banco Popular Espanol SA                                        16                       $    724
  Banco Santander Central Hispano S.A.                           106                            838
  Grupo Ferrovial, S.A.                                           31                            846(A)
  Telefonica, S.A.                                                74                            618
                                                                                           --------
                                                                                              3,026
                                                                                           --------
Switzerland -- 7.5%
  Compagnie Financiere Richemont AG                               20                            444
  Nestle SA                                                        3                            729
  Novartis AG                                                     28                          1,225
  UBS AG                                                          28                          1,382
                                                                                           --------
                                                                                              3,780
                                                                                           --------
United Kingdom -- 21.4%
  BP Amoco plc                                                   389                          3,268
  Capita Group plc                                                36                            169
  HMV Group plc                                                  124                            301(A)
  HSBC Holdings plc                                               82                            947
  Lloyds TSB Group plc                                           127                          1,260
  Next plc                                                        40                            562
  Reckitt Benckiser plc                                           22                            390
  Rio Tinto plc                                                   22                            403
  Royal Bank of Scotland Group plc                                39                          1,099
  3i Group plc                                                    51                            529
  Vodafone Group plc                                             943                          1,294
  WPP Group plc                                                   77                            647
                                                                                           --------
                                                                                             10,869
                                                                                           --------
Total Common Stock and Equity Interests (Identified Cost -- $46,453)                         44,883
---------------------------------------------------------------------------------------------------
Preferred Shares -- 1.0%

Germany -- 1.0%
  Porsche AG                                                       1                            518
                                                                                           --------
Total Preferred Shares (Identified Cost -- $368)                                                518
---------------------------------------------------------------------------------------------------
Total Investments -- 89.5% (Identified Cost -- $46,821)                                      45,401
Other Assets Less Liabilities -- 10.5%                                                        5,335
                                                                                           --------

NET ASSETS -- 100.0%                                                                        $50,736
                                                                                           ========

Legg Mason Global Trust, Inc.

Europe Fund -- Continued


---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  1,917 Primary Class shares outstanding                                                   $ 52,810
  2,121 Class A shares outstanding                                                           21,744
    96 Institutional Class shares outstanding                                                 3,975
Undistributed net investment income/(loss)                                                       24
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                             (26,411)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                                              (1,406)
                                                                                           --------

NET ASSETS                                                                                  $50,736
                                                                                           ========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                              $11.95
                                                                                             ======
  CLASS A                                                                                    $12.55
                                                                                             ======
  INSTITUTIONAL CLASS                                                                        $12.69
                                                                                             ======

MAXIMUM OFFERING PRICE PER SHARE:
  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
    OFFERING PRICE)                                                                          $13.18
                                                                                             ======
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations

Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                                       Six Months Ended 6/30/02
                                                              -------------------------------------------
                                                                 International
                                                                     Equity                 Europe
                                                                     Trust                   Fund
---------------------------------------------------------------------------------------------------------
Investment Income:

Interest                                                            $    27                $    13
Dividends                                                             1,824                    646
      Less foreign tax withheld                                        (221)                   (66)
                                                                    -------                -------
      Total income                                                    1,630                    593
                                                                    -------                -------

Expenses:

Management fee                                                          387                    264
Distribution and service fees                                           516                    146(A)
Audit and legal fees                                                     32                     20
Custodian fees                                                          146                    100
Directors' fees                                                           4                      4
Registration fees                                                        12                     18
Reports to shareholders                                                  15                      9
Transfer agent and shareholder servicing expense                         78                     34(A)
Other expenses                                                            3                     23
                                                                    -------                -------
                                                                      1,193                    618
      Less fees waived                                                  (31)                   (49)
                                                                    -------                -------
      Total expenses, net of waivers                                  1,162                    569
                                                                    -------                -------
NET INVESTMENT INCOME/(LOSS)                                            468                     24
                                                                    -------                -------

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
      Investments, options and futures                               (6,434)                (7,611)
      Foreign currency transactions                                     (31)                     9
                                                                    -------                -------
                                                                     (6,465)                (7,602)
                                                                    -------                -------

Change in unrealized appreciation/(depreciation) of:
      Investments, options and futures                                7,148                  2,034
      Assets and liabilities denominated in foreign
         currencies                                                      41                     14
                                                                    -------                -------
                                                                      7,189                  2,048
                                                                    -------                -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                  724                 (5,554)
---------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 1,192                $(5,530)
---------------------------------------------------------------------------------------------------------

(A) See Note 1 to the financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                     International Equity Trust              Europe Fund
                                                     -------------------------------------------------------------
                                                     Six Months      Year          Six Months          Year
                                                       Ended         Ended           Ended             Ended
                                                      6/30/02      12/31/01         6/30/02          12/31/01
------------------------------------------------------------------------------------------------------------------
                                                     (Unaudited)                    (Unaudited)
Change in Net Assets:

Net investment income/(loss)                          $    468       $   (559)        $    24          $   (493)

Net realized gain/(loss) on investments, options,
  futures and foreign currency transactions             (6,465)       (26,334)         (7,602)          (15,854)

Change in unrealized appreciation/(depreciation) of
  investments, options, futures and assets and
  liabilities denominated in foreign currencies          7,189         (4,164)          2,048            (9,492)
------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations           1,192        (31,057)         (5,530)          (25,839)

Distributions to shareholders:
  From net investment income:
      Primary Class                                         --             --              --                --
      Class A                                              N/A            N/A              --                --
      Institutional Class                                   --             --              --                --
  Tax return of capital:
      Primary Class                                         --             --              --                --
  From net realized gain on investments:
      Primary Class                                         --             --              --               (97)
      Class A                                              N/A            N/A              --              (135)
      Institutional Class                                   --             --              --                (6)

Change in net assets from Fund share transactions:
      Primary Class                                     (7,376)       (43,219)          1,324            (9,243)
      Class A                                              N/A            N/A          (2,777)          (17,705)
      Institutional Class                                  210             34            (423)              (95)

Change in net assets from shares issued in
  connection with fund acquisition:
      Primary Class                                        N/A            N/A              --             2,193
      Class A                                              N/A            N/A              --            18,412
      Institutional Class                                  N/A            N/A              --             1,769
------------------------------------------------------------------------------------------------------------------
Change in net assets                                    (5,974)       (74,242)         (7,406)          (30,746)

Net Assets:

Beginning of period                                    107,328        181,570          58,142            88,888
------------------------------------------------------------------------------------------------------------------
End of period                                         $101,354       $107,328         $50,736          $ 58,142
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)            $    460       $     (8)        $    24          $     --
------------------------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

Financial Highlights

Legg Mason Global Trust, Inc.

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                                Investment Operations
                                                           ---------------------------------------------------------------
                                               Net Asset      Net            Net Realized and Unrealized
                                                Value,     Investment        Gain/(Loss) on Investments,        Total From
                                               Beginning    Income/             Options, Futures and            Investment
                                               of Period     (Loss)         Foreign Currency Transactions       Operations
--------------------------------------------------------------------------------------------------------------------------
International Equity Trust
  Six Months Ended

     June 30, 2002(A)                           $ 9.40       $ .05(D)                  $  .10                     $  .15
  Years Ended Dec. 31,

     2001                                        11.49         .01(D)                   (2.10)                     (2.09)
     2000                                        14.26        (.01)                     (2.57)                     (2.58)
     1999                                        12.64         .11                       2.52                       2.63
  Period Ended Dec. 31,
     1998(E)                                     14.21         .10                      (1.44)                     (1.34)

Europe Fund (F)
  Six Months Ended

     June 30, 2002(A)                           $14.21       $  --(G)                  $(1.52)                    $(1.52)
  Years Ended Dec. 31,

     2001                                        20.06         .33(G)                   (6.14)                     (5.81)
     2000                                        28.73         .19                      (6.17)                     (5.98)
     1999                                        24.78        (.03)                      6.15                       6.12

     1998                                        21.01         .22(G)                    8.37                       8.59
  Period Ended
     Dec. 31, 1997(H)                            25.61        (.04)(G)                   1.27                       1.23
--------------------------------------------------------------------------------------------------------------------------

(A) Unaudited.

(B) Not annualized.

(C) Annualized.

(D) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended June 30, 2002, 1.31%; for the year ended December 31, 2000, 1.27%.

(E) For the period May 5, 1998 (commencement of sale of Institutional Class shares) to December 31, 1998.

(F) The financial information for Europe Fund Institutional Class for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund Class Y.

(G) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.50% until April 30, 1998, and 1.60% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended June 30, 2002, 1.76%; for the years ended December 31, 2000, 1.66%; 1998, 1.63%; and 1997,
    1.49%.

(H) For the period August 21, 1997 (commencement of sale of Institutional Class shares) to December 31, 1997.

See notes to financial statements.

               Distributions
--------------------------------------------
                  From Net                     Net Asset
     From Net     Realized                      Value,
    Investment     Gain on         Total        End of
      Income     Investments   Distributions    Period
--------------------------------------------------------
      $  --        $   --         $   --        $ 9.55
         --            --             --          9.40
         --          (.19)          (.19)        11.49
       (.14)         (.87)         (1.01)        14.26
       (.23)           --           (.23)        12.64

      $  --        $   --         $   --        $12.69
         --          (.04)          (.04)        14.21
         --         (2.69)         (2.69)        20.06
       (.07)        (2.10)         (2.17)        28.73
       (.51)        (4.31)         (4.82)        24.78
         --         (5.83)         (5.83)        21.01
--------------------------------------------------------

                                  Ratios/Supplemental Data
----------------------------------------------------------------------------------------
                                    Net Investment
                    Expenses        Income/(Loss)        Portfolio         Net Assets,
      Total        to Average         to Average         Turnover         End of Period
     Return        Net Assets         Net Assets           Rate          (in thousands)
----------------------------------------------------------------------------------------
       1.60%(B)       1.25%(C,D)         1.99%(C,D)         105%(C)          $  292
     (18.19)%         1.25%(D)            .67%(D)           202%                 85
     (18.28)%         1.20%               .17%              193%                 70
      21.69%          1.25%               .82%              148%                 50
      (9.42)%(B)      1.04%(C)           1.17%(C)            72%(C)              45
     (10.63)%(B)      1.60%(C,G)          .52%(C,G)         172%(C)          $1,224
     (29.00)%         1.60%(G)           (.08)%(G)          133%              1,804
     (21.77)%         1.45%              (.43)%             147%                417
      25.49%          1.52%              (.10)%              93%                389
      42.51%          1.55%(G)           1.31%(G)           103%                247
       4.76%(B)       1.31%(C,G)         (.60)%(C,G)        123%(C)           8,025
----------------------------------------------------------------------------------------

Notes to Financial Statements

Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional authorized class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of those classes. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the six months ended June 30, 2002, transfer agent and shareholder servicing expenses for Europe Fund were allocated as follows: Primary Class, $20; Class A, $13; and Institutional Class, $1. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $109; and Class A, $37.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2002, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                               Receivable for             Payable for
                               Securities Sold        Securities Purchased
--------------------------------------------------------------------------
International Equity               $2,195                    $1,684
Europe Fund                         1,718                        --

  For the six months ended June 30, 2002, investment transactions (excluding short-term investments) were as follows:

                                 Purchases                     Proceeds From Sales
                      --------------------------------   --------------------------------
                      U.S. Gov't. Securities    Other    U.S. Gov't. Securities    Other
-----------------------------------------------------------------------------------------
International Equity         $    --           $53,094          $    --           $62,214
Europe Fund                       --            47,994               --            48,848

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the

--------------------------------------------------------------------------------

prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. Each Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 2002, there were no dividends or capital gain distributions payable for either of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

  Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

  Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute substantially all taxable income and capital gains to their shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of June 30, 2002, capital loss carryforwards are as follows:

Expiration         International         Europe
   Date               Equity              Fund
------------------------------------------------
   2008               $   835            $    --
   2009                25,801             15,389

3. Options and Futures:

  As part of its investment program, Europe Fund may utilize options and futures. International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily.

--------------------------------------------------------------------------------

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

  When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                           IMPACT ON THE FUND:
The option expires                          Realize a loss in the amount of the cost of the option.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss depending on whether the proceeds
sale transaction                            from the closing sale transaction are greater or less than the cost of the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a call option            The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a put option             Realize a gain or loss from the sale of the underlying
                                            security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
--------------------------------------------------------------------------------------------------------
WRITTEN OPTION:                             IMPACT ON THE FUND:
The option expires                          Realize a gain equal to the amount of the premium received.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss without regard to any unrealized gain
purchase transaction                        or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium
                                            received when the option was written.
--------------------------------------------------------------------------------------------------------
A written call option is exercised by the   Realize a gain or loss from the sale of the underlying
option purchaser                            security. The proceeds of the sale will be increased by the premium originally received when the option was written.
--------------------------------------------------------------------------------------------------------
A written put option is exercised by the    The amount of the premium originally received will reduce
option purchaser                            the cost of the security that the Fund purchased when the
                                            option was exercised.
--------------------------------------------------------------------------------------------------------

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

  There was no activity in call and put options during the six months ended June 30, 2002.

  Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by that Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and a Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures

--------------------------------------------------------------------------------

contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

4. Financial Instruments:

Emerging Market Securities

  Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

  As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

  At June 30, 2002, there were no open forward currency exchange contracts.

5. Transactions With Affiliates:

  Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                  Six Months Ended          At
                                                                   June 30, 2002      June 30, 2002
                                                                  ----------------   ----------------
                                                     Expense         Management         Management
                       Management    Expense       Limitation       Fees Waived        Fees Payable
Fund                      Fee       Limitation   Expiration Date  (Actual Dollars)   (Actual Dollars)
-----------------------------------------------------------------------------------------------------
International Equity
  Primary Class          0.75%        2.25%      April 30, 2003       $30,957            $57,416
  Institutional Class    0.75%        1.25%      April 30, 2003            42                149
Europe Fund
  Primary Class          1.00%        2.60%      April 30, 2003        17,515             14,021
  Class A                1.00%        1.85%      April 30, 2003        23,684             18,142
  Institutional Class    1.00%        1.60%      April 30, 2003         1,101                838

--------------------------------------------------------------------------------

  Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity.

  Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund, net of any waivers.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                 Six Months Ended              At
                                                  June 30, 2002          June 30, 2002
                                                 ----------------   ------------------------
                                                   Distribution     Distribution and Service
                        Distribution   Service     Fees Waived            Fees Payable
                            Fee          Fee     (Actual Dollars)       (Actual Dollars)
--------------------------------------------------------------------------------------------
International Equity
  Primary Class            0.75%        0.25%         $   --                $83,211
Europe Fund
  Primary Class            0.75%        0.25%          6,567                 15,690
  Class A                    --         0.25%             --                  5,399

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the six months ended June 30, 2002. LM Fund Services, Inc., a registered transfer agent, has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the six months ended June 30, 2002: International Equity, $26; and Europe Fund $3.

  LMFA, Batterymarch, Legg Mason and LM Fund Services, Inc. are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

6. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2002, the Funds had no borrowings under the Credit Agreement.

7. Acquisition of Bartlett Value International Fund:

  On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,196 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional Class shares (having a value of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

--------------------------------------------------------------------------------

8. Fund Share Transactions:

  At June 30, 2002, there were 125,000 shares authorized at $.001 par value for all active classes of each portfolio of the Corporation. Share transactions were as follows:

                                                         Reinvestment
                                          Sold         of Distributions
                                    ----------------   -----------------
                                    Shares   Amount    Shares    Amount
------------------------------------------------------------------------
International Equity
-- Primary Class
  Six Months Ended June 30, 2002    3,768    $34,477      --      $ --
  Year Ended Dec. 31, 2001          5,669     56,284       1         4
-- Institutional Class
  Six Months Ended June 30, 2002       28    $   265      --      $ --
  Year Ended Dec. 31, 2001             20        218      --        --
Europe Fund
-- Primary Class
  Six Months Ended June 30, 2002    3,566    $44,068      --      $ --
  Year Ended Dec. 31, 2001          1,942(A)  28,911(B)    6        94
-- Class A
  Six Months Ended June 30, 2002    4,079    $53,135      --      $ --
  Year Ended Dec. 31, 2001          4,627(C)  68,921(D)    8       121
-- Institutional Class
  Six Months Ended June 30, 2002       11    $   132      --      $ --
  Year Ended Dec. 31, 2001            169(E)   2,672(F)  N.M.        4
------------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 7).

(B) Includes $2,193 from fund acquisition (see Note 7).

(C) Includes 1,196 shares issued in connection with fund acquisition (see Note
    7).

(D) Includes $18,412 from fund acquisition (see Note 7).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 7).

(F) Includes $1,769 from fund acquisition (see Note 7).

N.M. -- Not meaningful.

--------------------------------------------------------------------------------

                                       Repurchased         Net Change
                                    -----------------   -----------------
                                    Shares    Amount    Shares    Amount
-------------------------------------------------------------------------
International Equity
-- Primary Class
  Six Months Ended June 30, 2002    (4,566)  $(41,853)    (798)  $ (7,376)
  Year Ended Dec. 31, 2001          (9,995)   (99,507)  (4,325)   (43,219)
-- Institutional Class
  Six Months Ended June 30, 2002        (6)  $    (55)      22   $    210
  Year Ended Dec. 31, 2001             (17)      (184)       3         34
Europe Fund
-- Primary Class
  Six Months Ended June 30, 2002    (3,424)  $(42,744)     142   $  1,324
  Year Ended Dec. 31, 2001          (2,432)   (36,055)    (484)    (7,050)
-- Class A
  Six Months Ended June 30, 2002    (4,264)  $(55,912)    (185)  $ (2,777)
  Year Ended Dec. 31, 2001          (4,589)   (68,335)      46        707
-- Institutional Class
  Six Months Ended June 30, 2002       (42)  $   (555)     (31)  $   (423)
  Year Ended Dec. 31, 2001             (63)    (1,002)     106      1,674
-------------------------------------------------------------------------

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                                 SPECIALTY FUNDS:
Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
American Leading Companies Trust              Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
Global Income Trust                           U.S. Government Intermediate-Term Portfolio
International Equity Trust                    Investment Grade Income Portfolio
Emerging Markets Trust                        High Yield Portfolio
Europe Fund

TAX-FREE BOND FUNDS:                          MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust            Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust       Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                        Investment Advisers

                        For International Equity Trust:
                          Batterymarch Financial Management, Inc.
                          Boston, MA

                        For Europe Fund:
                          Legg Mason Fund Adviser, Inc.
                          Baltimore, MD

                        Investment Sub-Adviser

                        For Europe Fund:
                          Lombard Odier International Portfolio Management London, England

                        Investment Manager

                          Legg Mason Fund Adviser, Inc.
                          Baltimore, MD

                        Board of Directors and Officers

                          John F. Curley, Jr., Chairman
                          Mark R. Fetting, President
                          Richard G. Gilmore
                          Arnold L. Lehman
                          Dr. Jill E. McGovern
                          G. Peter O'Brien
                          T. A. Rodgers

                        Transfer and Shareholder Servicing Agent

                          Boston Financial Data Services
                          Boston, MA

                        Custodian

                          State Street Bank & Trust Company
                          Boston, MA

                        Counsel

                          Kirkpatrick & Lockhart LLP
                          Washington, DC

                        Independent Accountants

                          PricewaterhouseCoopers LLP
                          Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

8/02